Exhibit 99.1

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

COMBINED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Cyber Ventures, Inc. and Autotropolis, Inc.

We have audited the accompanying combined balance sheets of Cyber Ventures, Inc. and Autotropolis, Inc. (the Company) as of December 31, 2009 and 2008, and the related combined statements of income, stockholders’ equity, and cash flows for the years then ended.  These combined financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Cyber Ventures, Inc. and Autotropolis, Inc. as of December 31, 2009 and 2008, and the combined results of their operations and their cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

November 12, 2010

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

COMBINED BALANCE SHEETS

	December 31,	December 31,
	2009	2008
Assets
Current assets:
Cash and cash equivalents	$427,560	$108,743
Accounts receivable	759,389	1,169,615
Prepaid expenses and other current assets	—	7,186
Total current assets	1,186,949	1,285,544
Property and equipment, net	88,474	127,850
Other long-term assets	6,000	6,000
Total assets	$1,281,423	$1,419,394
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$335,315	$454,098
Accrued expenses	41,689	11,080
Deferred rent, current	18,076	19,498
Short term debt	100,000	25,000
Total current liabilities	495,080	509,676

Long-term liabilities:
Deferred rent, noncurrent	24,225	51,067
Loans payable to stockholders	16,841	16,841
Total long-term liabilities	41,066	67,908

Total liabilities	536,146	577,584

Commitments and contingencies (Note 4)	—	—

Stockholders’ equity:
Common stock, $1.00 par value; 2,000 shares authorized; 1,200 shares issued and outstanding at December 31, 2009 and 2008	1,200	1,200
Retained earnings	744,077	840,610
Total stockholders’ equity	745,277	841,810
Total liabilities and stockholders’ equity	$1,281,423	$1,419,394

The accompanying notes are an integral part of these combined financial statements.

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

COMBINED STATEMENTS OF INCOME

	Year Ended December 31,
	2009	2008

Revenues	$10,271,647	$8,497,997
Cost of revenues	7,621,262	5,225,341
	2,650,385	3,272,656

Operating expenses:
Sales and marketing	1,156,984	1,254,971
General and administrative	195,513	314,294
	1,352,497	1,569,265

Income from operations	1,297,888	1,703,391

Other expense	(4,582)	(1,900)

Net income	$1,293,306	$1,701,491

The accompanying notes are an integral part of these combined financial statements.

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

COMBINED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

				Total
	Common Stock		Accumulated	Stockholders’
	Shares	Amount	Deficit	Equity

Balance at December 31, 2007	1,200	$1,200	$749,119	$750,319
Net income			1,701,491	1,701,491
Distributions			(1,610,000)	(1,610,000)
Balance at December 31, 2008	1,200	1,200	840,610	841,810
Net income			1,293,306	1,293,306
Distributions			(1,389,839)	(1,389,839)
Balance at December 31, 2009	1,200	$1,200	$744,077	$745,277

The accompanying notes are an integral part of these combined financial statements.

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

COMBINED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2009	2008
Operating Activities:
Net income	$1,293,306	$1,701,491
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	50,514	26,551
Changes in assets and liabilities:
Accounts receivable	410,227	(353,952)
Prepaid expenses and other assets	7,186	(7,186)
Other long-term assets	—	(6,000)
Accounts payable and accrued expenses	(88,175)	(165,949)
Deferred rent	(28,264)	70,565
Net cash provided by operating activities	1,644,794	1,265,520
Investing Activities:
Purchases of property and equipment	(11,138)	(121,309)
Net cash used in investing activities	(11,138)	(121,309)
Financing Activities:
Proceeds from borrowings on line of credit	75,000	—
Payment on line of credit	—	(20,000)
Distributions	(1,389,839)	(1,610,000)
Net cash used in financing activities	(1,314,839)	(1,630,000)
Net increase (decrease) in cash	318,817	(485,789)
Cash and cash equivalents, at the beginning of year	108,743	594,532
Cash and cash equivalents, end of year	$427,560	$108,743

Supplemental disclosure of cash flow information
Cash provided for interest	$4,582	$4,281

The accompanying notes are an integral part of these combined financial statements.

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 1 – Business Description and Significant Accounting Policies

Organization and Operations

Autotropolis, Inc. and Cyber Ventures, Inc. are privately-held Florida corporations (collectively, the “Company”).  The stockholders of each of these corporations have elected the S corporation status under the provisions of the federal and state tax code. Prior to the acquisition (see Note 7), the two corporations operated under common ownership in Tampa, Florida and shared operating staff and other administrative and operational resources.  Cyber Ventures, Inc., through proprietary content, generates and sell in-market consumer automotive purchase requests.  Autotropolis, Inc., through its Autotropolis.com website, provides new car purchase requests and related digital products directly to automotive dealers.

Cyber Ventures, Inc. was incorporated in Florida in 2003 and Autotropolis, Inc. was incorporated in Florida in 2006. The principal corporate offices are located in Tampa, Florida.

Basis of Presentation

The combined financial statements include the accounts of Cyber Ventures, Inc. and Autotropolis, Inc.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

On an ongoing basis, management evaluates its estimates, including those related to (i) the collectability of customer accounts; (ii) useful lives of tangible assets; and (iii) the recognition and disclosure of contingent liabilities.  These estimates are based on historical data and experience, as well as various other factors that management believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources.  Such estimates often require the selection of appropriate valuation methodologies and models, and significant judgment and assumptions.  Actual results may differ from those estimated under different assumptions or circumstances.

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of 90 days or less at the date of purchase to be cash equivalents. Cash and cash equivalents represent amounts held by the Company for use by the Company, and are recorded at cost which approximates fair value.

Concentrations of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, are primarily cash and cash equivalents and accounts receivable.  The Company maintains its cash balances in the form of bank demand deposits and money market accounts with financial institutions that management believes are creditworthy.  The Company may be exposed to credit risk.  The Company has not established an allowance for uncollectible accounts as historically their receivables have been 100% collectible.

The Company records reductions to revenue for estimated adjustments for services that do not meet the customer requirements in the same period that the related revenue is recorded.

Concentration of Customers

The following customers account for more than 10% of accounts receivable (billed and unbilled) and 10% of revenue at December 31, 2009 and 2008 and for the years then ended:

	December 31,
	2009	2008
Revenue:
Customer A	39%	40%
Customer B	31%	19%
Customer C	17%	11%

Accounts receivable:
Customer A	37%	23%
Customer D	14%	2%

Accounts Receivable

Credit is extended to customers based on an evaluation of the customer’s financial condition, and when credit is extended, collateral is generally not required. Interest is not normally charged on receivables.

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

Contingencies and Litigation

From time to time the Company may be subject to proceedings, lawsuits and other claims.  The Company assesses the likelihood of any adverse judgments or outcomes of these matters as well as potential ranges of probable losses. The Company records a loss contingency when an unfavorable outcome is probable and the amount of the loss can be reasonably estimated. The amount of allowances required, if any, for these contingencies is determined after analysis of each individual case. The amount of allowances may change in the future if there are new material developments in each matter. At December 31, 2009 and December 31, 2008, the Company did not record any allowances for contingencies. Gain contingencies are not recorded until all elements necessary to realize the revenue are present. Any legal fees incurred in connection with a contingency are expensed as incurred.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is provided using the straight-line method over the estimated useful lives of the respective assets, generally three years. Amortization of leasehold improvements is provided using the straight-line method over the shorter of the remaining lease term or the estimated useful lives of the improvements. Repair and maintenance costs are charged to operating expenses as incurred. Gains or losses resulting from the retirement or sale of property and equipment are recorded as operating income or expenses, respectively.

 Impairment of Long-Lived Assets

The Company reviews its long-lived assets, primarily consisting of property and equipment, for impairment whenever events or changes in circumstances indicate the carrying amount of such assets may not be recoverable.  Recoverability of these assets is determined by comparing the forecasted undiscounted cash flows attributable to such assets including any cash flows upon their eventual disposition, to their carrying value.  If the carrying value of the assets exceeds the forecasted undiscounted cash flows, then the assets are written down to their fair value.  As of December 31, 2009 and 2008, there have no such impairments.

Fair Value of Financial Instruments

In 2009, the Company adopted Accounting Standard Codification (“ASC”) 820, Fair Value Measurements and Disclosures, which defines fair value, established guidelines for measuring fair value and expands disclosures regarding fair value measurements.  The

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

Company’s financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities and long-term debt.

The fair value of cash and cash equivalents is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The Company believes that the recorded values of all of the other financial instruments approximate their current fair values because of their nature and respective maturity dates, durations or the variable rates of interest provided for in the credit facility.

Operating Leases

The Company leases office space, under an operating lease agreement which expires on February 4, 2011, with an option to renew on expiration of the original lease terms. The lease term begins on the date of initial possession of the leased property for purposes of recognizing rent expense on a straight-line basis over the term of the lease. Lease renewal periods are considered on a lease-by-lease basis and are generally not included in the initial lease term.

Revenue Recognition

Lead fees consist of vehicle buying purchase request fees for new and used vehicles, and finance request fees (“Leads”).  Fees paid by customers participating in the Company’s Lead programs are comprised of monthly transaction and/or subscription fees.

The Company recognizes revenues when evidence of an arrangement exists, pricing is fixed and determinable, collection is reasonably assured, and delivery or performance of service has occurred. Lead fees are generally recognized as revenue in the period the service is provided.

The Company records reductions to revenue for estimated adjustments for services that do not meet the customer requirements in the same period that the related revenue is recorded.

Cost of Sales

Cost of sales consists primarily of online advertising, website content expenses and maintenance costs.  These costs are expensed in the period incurred.

Business Segment

The Company conducts its business within the United States and within one business segment which is defined as providing automotive and marketing services.

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

Advertising Costs and Concentration of Vendors

Advertising costs, which are included in costs of sales primarily includes online advertising fees paid to the top tier Web search advertising companies (Google, Yahoo, and MSN).  Online advertising was $7,136,427 and $4,967,648 for the year ended December 31, 2009 and 2008, respectively.

Income Taxes

The Company’s stockholders elected S corporation status under the provisions of the federal and California tax code.  Under federal laws, taxes based on income of S corporations are payable individually by the corporation’s stockholders.  Accordingly, no provision for federal income taxes has been provided in the accompanying consolidated financial statements.  The California franchise tax is included in selling, marketing, general and administrative expense.

Comprehensive Loss

The Company has not had any transactions or other economic events that qualify as a component of comprehensive loss.

Subsequent Events

The Company evaluated subsequent events through the date and time its financial statements were issued.  Notes 1 through 6 of the Notes to Combined Financial Statements incorporate disclosures of significant subsequent events that have occurred after December 31, 2009 through the date of issuance of November 12, 2010.

Recently Adopted Accounting Pronouncements

In June 2009, the Financial Accounting Standard Board (“FASB”) issued the Generally Accepted Accounting Principles Topic of the FASB Accounting Standards Codification (“Codification”).  The Generally Accepted Accounting Principles Topic of the Codification is the single source of U.S. GAAP in the preparation of financial statements, except for rules and interpretive releases of the SEC under authority of federal securities laws, which are sources of authoritative guidance for SEC registrants. The Codification was not meant to create new accounting and reporting guidance, but rather to simplify user access to all authoritative accounting guidance by reorganizing U.S. GAAP pronouncements into accounting topics within a consistent organizational structure. The Codification supersedes all existing non-SEC accounting and reporting standards and is effective for financial statements issued for interim and annual periods ending after September 15, 2009.

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

The FASB no longer issues new standards in the form of Statements, FASB Staff Positions, or Emerging Issues Task Force Abstracts; instead, it issues Accounting Standards Updates (“ASU’s”). The FASB will not consider ASU’s as authoritative in their own right; rather these updates will serve only to update the Codification, provide background information about the guidance, and provide the bases for conclusions on the change(s) in the Codification. In the description that follows, reference to the Codification Topics and Subtopics are provided, as appropriate.

ASC 820 “Fair Value Measurements and Disclosures.”  In September 2006, the FASB established a framework for measuring fair value and expanded the disclosures of fair value measurements.  This new guidance is effective for financial statements issued for periods beginning after November 15, 2007. In February 2008, the FASB deferred the effective date of the new guidance for non-financial assets and liabilities that are not recorded at fair value on a recurring basis until periods beginning after November 15, 2008.  The Company adopted the non-deferred portion of this guidance on January 1, 2008 and adopted the previously deferred portion of this guidance on January 1, 2009 and it did not have an impact on the Company’s combined financial statements.

ASC 805 “Business Combinations.” In December 2007, the FASB established principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non- controlling interest in the acquiree. The new requirements also provide guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of financial statements to evaluate the nature and financial effects of the business combination.  The new guidance is effective for business combinations occurring after December 31, 2008. The adoption of this new guidance did not have any effect on the Company’s combined financial statements.

In May 2009, the FASB issued ASC 855, Subsequent Events (ASC 855), which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. ASC 855 applies prospectively to both interim and annual financial periods ending after June 15, 2009.  The Company’s adoption of ASC 855 in the year ended December 31, 2009 did not have an impact on the Company’s financial statements.

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 2 – Property and Equipment

Property and equipment consists of the following:

	December 31,
	2009	2008

Furniture and fixtures	$55,838	$88,599
Computer equipment and software	67,931	24,033
Leasehold improvements	70,213	70,213
Less accumulated depreciation	(105,508)	(54,995)
	$88,474	$127,850

Depreciation expense for the years ended December 31, 2009 and 2008 was $50,514 and $26,551, respectively.

NOTE 3 – Short-Term Debt

The Company has a line of credit with Bank of America, expiring on July 31, 2010, that provides for borrowings up to $100,000.  Borrowings bear interest at Prime plus 0.50% (3.75% at December 31, 2009 and 2008).  At December 31, 2009 and 2008, the Company had outstanding borrowings of $100,000 and $25,000, respectively.  For the years ending December 31, 2009 and 2008, interest expense was $4,582 and $4,281, respectively. Subsequently, on September 17, 2010, this line of credit was paid in full and retired.

NOTE 4 – Commitments and Contingencies

Operating Leases

The Company leases its office facilities under a noncancelable operating lease. The terms of the Company’s corporate office facility lease provide for rental increases on a graduated scale. The Company recognizes rent expense on a straight-line basis over the lease period. Accordingly, rent expense recognized in excess of paid rent is reflected as deferred rent.

Future minimum lease payments under noncancelable operating leases (with initial or remaining lease terms in excess of one year) as of December 31, 2009 are as follows:

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

Year Ending December 31,	Totals

2010	$50,582
2011	21,323
$71,905

Rent expense for the years ended December 31, 2009 and 2008 was $46,417 and $90,326, respectively.  Included in the 2009 and 2008 rent expense was $19,840 and $43,647, respectively, in rent expense paid to an entity owned by the Company’s two stockholders.

Litigation

From time to time, the Company may be involved in other routine litigation arising in the ordinary course of business. While the results of such litigation cannot be predicted with certainty, the Company does not believe the outcome of such matters will have a material adverse effect on its financial position, results of operations or cash flows.

NOTE 5- Shareholder Distributions

From time to time, the Company makes periodic distributions to its two stockholders on a discretionary basis.  Cash distributions to stockholders for the year ended December 31, 2009 and 2008 were $1,389,839 and $1,610,000, respectively.

NOTE 6 – Related Party Transactions

During 2003 the Company’s two shareholders, William Ferriolo and Ian Bentley each loaned the Company $8,421 for a total of $16,841, which is included on the Combined Balance Sheets as Loans payable to stockholders.   There is no interest payable on these loans and repayment terms have not been established by the Company.  As of December 31, 2009, the loan balance was $16,841.

Included in the 2009 and 2008 rent expense was $19,840 and $43,647, respectively, of rent paid to an entity owned by the Company’s two stockholders.

NOTE 7 – Acquisition

On September 16, 2010 (“Closing Date”), Autobytel Inc., a Delaware corporation, (“Autobytel”) acquired substantially all of the assets of the Company.  This agreement became effective September 17, 2010.

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

The acquisition was effected through an Asset Purchase Agreement dated the Closing Date among Autobytel, Autobytel Acquisition Subsidiary, Inc., the Company and the stockholders of the Company.  The aggregate purchase price was $15,000,000, which includes post-closing cash payments of up to $1,000,000, contingent on the achievement of target operating goals of the Company over a 12 quarter period commencing with the quarter ending December 31, 2010, and ending with the quarter ending September 30, 2013.  At closing, Autobytel paid a portion of the purchase price with a combination of $9,000,000 in cash on hand, $5,000,000 in convertible subordinated debt, and a warrant to purchase 2,000,000 shares of Autobytel’s common stock.  The stockholders of the Company became employees of Autobytel upon closing.

Prior to the acquisition, Autobytel was a customer of Cyber Ventures, Inc. and Cyber Ventures, Inc. recorded revenue of $1,705,978 and $934,314 for the years ended December 31, 2009 and 2008, respectively, related to sales to Autobytel. As of December 31, 2009 and 2008, the outstanding accounts receivable balance from Autobytel was $15,327 and $65,257, respectively.